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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-28
                             POOL PROFILE (10/27/99)

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                                     ---------------     ----------------
                                          BID               TOLERANCE
                                     ---------------     ----------------
AGGREGATE PRINCIPAL BALANCE            $200,000,000           (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                  1-Dec-99
INTEREST RATE RANGE                  6.000% - 9.250%
GROSS WAC                                     7.51%         (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                 25 bps
MASTER SERVICING FEE                        1.7 bps
WAM (in months)                                 357         (+/- 2 month)

WALTV                                           77%         (maximum 80%)

CALIFORNIA %                                    24%         (maximum 27%)
SINGLE LARGEST ZIP CODE CONCENTRATION            2%         (maximum  5%)

AVERAGE LOAN BALANCE                       $369,340      (maximum $380,000)
LARGEST INDIVIDUAL LOAN BALANCE          $1,494,223      (maximum $1,500,000)

CASH-OUT REFINANCE %                             0%         (maximum  3%)

PRIMARY RESIDENCE %                            100%         (minimum 97%)

SINGLE-FAMILY DETACHED %                        98%         (minimum 95%)

FULL DOCUMENTATION %                            26%         (minimum 23%)

UNINSURED > 80% LTV %                           14%         (maximum 17%)

TEMPORARY BUYDOWNS                               1%         (maximum  3%)

WEIGHTED AVERAGE FICO SCORE                     740         (minimum 735)



     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
         OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-28
                               PRICING INFORMATION

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    RATING AGENCIES                         TBD by Norwest

    PASS THRU RATE                                   6.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS             0.45%

    PRICING DATE                                       TBD

    FINAL STRUCTURE DUE DATE                     03-Dec-99         9:00 AM

    SETTLEMENT DATE                              22-Dec-99

    ASSUMED SUB LEVELS                                 AAA          3.200%
                                                        AA          1.300%
                                                         A          0.800%
                                                       BBB          0.500%
                                                        BB          0.250%
                                                         B          0.150%

                                            Note: AAA Class will be rated by two
                                            rating   agencies.   AA   through  B
                                            Classes  will be rated by one rating
                                            agency.


    NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-28. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



    NASCOR CONTACTS                        Lori Maller (301) 846-8185
                                           Brad Davis (301) 846-8009


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